

A brand new

EMERGING INDUSTRY

"We are building for an industry that does not yet exist.
It's our responsibility to make sure it gets done right." *(2013)*

-Chairman & CEO; Bryan McLaren

ZONED® PROPERTIES INC

Investor Presentation

April 2019 | OTCQX: ZDPY

FORWARD-LOOKING STATEMENTS

ZONED PROPERTIES INC

This presentation release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of risks and uncertainties impacting the Company's business including, increased competition; the ability of the Company to expand its operations through either acquisitions or internal growth, to attract and retain qualified professionals, and to expand commercial relationships; general economic conditions; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

Our
MISSION

Providing Real Estate & Sustainability Services for the Regulated Cannabis Industry, positioning the company for property acquisitions and revenue growth.

Our
VISION

To be recognized for setting the standard of sustainable development in emerging industries, including the Regulated Cannabis Industry.

Our
VALUES

Sophistication, Safety, Sustainability, Stewardship

COMPANY ORGANIZATION

ZONED® PROPERTIES INC
(Real Estate Assets & NNN Leasing Revenue)

- ZONED™ CANNABIS REAL ESTATE TEAM
- ZONED™ ADVISORY SERVICES DIVISION
  (Division Services Revenue)
  - ZONED™ REAL ESTATE SERVICES TEAM
  - ZONED™ SUSTAINABILITY SERVICES TEAM
- ZONED™ COMMUNITIES FOUNDATION 501c3
  *Future Charitable Organization

THE MARKET OPPORTUNITY

ZONED PROPERTIES INC

CannaBit

FOR MORE INSIGHTS LIKE THIS VISIT: NEWFRONTIERDATA.COM

MEDICAL MARKETS REVENUE 2018



$2.7 BILLION
$54
$45
$.13
$19
$266
$153
$454
$529
$61
$1.4
$154
$694
$21
$88
$94
$22
$13
$99
$179
$79
$71
$49
$13
$34
$23 (D.C.)
$152
$39
HIGHEST REVENUE
LOWEST REVENUE

DOLLAR AMOUNTS IN MILLIONS

New Frontier data

Source: Newfrontierdata.com

THE MARKET OPPORTUNITY

ZONED® PROPERTIES INC

CannaBit

2018 CANNABIS HIGHLIGHTS BY NUMBERS

FOR MORE INSIGHTS LIKE THIS, VISIT: NEWFRONTIERDATA.COM

$26.3 BILLION

TOTAL U.S. SALES OF LEGALIZED ADULT-USE CANNABIS

And medical cannabis is expected to reach $10.4 billion in 2018, and $26.3 billion by 2025.

CBD SALES

$534 MILLION in 2018

$2 BILLION by 2022

U.S. CBD sales are expected to reach $534 million in 2018, growing to nearly $2 billion by 2022.

MORE THAN 30 COUNTRIES HAVE SOME FORM OF LEGAL CANNABIS.

47 COUNTRIES CULTIVATED HEMP FOR COMMERCIAL PURPOSES OR RESEARCH.

$10.1 BILLION INVESTED

Investment in the North American cannabis industry during 2018 reached $10.1 billion before cigarette-maker Altria Group's $1.8 billion buy-in this month for Canada-based Cronos Group

-15.05%



Despite winners among individual companies, 2018 saw a -15.05% overall decline in U.S. cannabis stocks

259,000 JOBS

In 2018, the number of plant-touching jobs in cannabis (not including hemp)– on pace to surpass **500,000 jobs by 2022.**

$15.5 BILLION

SPENT IN THE U.S. THROUGHOUT 2018 FOR PRESCRIPTION DRUGS TO ADDRESS CHRONIC PAIN

+13%

-11%

Pain medication spending is expected to increase by 13% from 2016-2019, versus an 11% decrease in spending by U.S. medical cannabis markets when compared to non-legal markets

New Frontier® data

Source: Newfrontierdata.com

THE MARKET CHALLENGE

How can a Real Estate Company, Fund, or Investor effectively identify properties with successful operators for acquisition targets and sale-leaseback opportunities?



Regulated Cannabis Industry Market Challenge

Properly predicting the risk and success of a regulated operator, which will in turn effect the potential value of the operating property.

THE MARKET SOLUTION

ZONED PROPERTIES INC

Zoned Advisory Services provides Real Estate & Sustainability Services to Regulated Cannabis Clients in order to mitigate the risk of externally targeting properties for sale-leaseback opportunities.



Research Services
Real Estate Services
Sustainability Services

Sale-Leaseback Opportunities

ZONED ADVISORY SERVICES STRATEGY

ZONED PROPERTIES INC

REGULATED CANNABIS PROJECT LIFE CYCLE



STAGE 1
• LEGISLATION ADOPTED
STAGE 2
• REGULATION ADOPTED
STAGE 3
• PROPERTY IDENTIFIED
STAGE 4
• PROPERTY AUTHORITY
STAGE 5
• PROPERTY CONTROL
STAGE 6
• PROPERTY PERMITS
STAGE 7
• LICENSE SUBMITTAL
STAGE 8
• LICENSE AWARD
STAGE 9
• PROPERTY CLOSING PROCESS
STAGE 10
• DESIGN & DEVELOP PROPERTY
STAGE 11
• PERMIT CERTIFICATE
• OCCUPANCY CERTIFICATE
STAGE 12
• OPERATE

CLIENT & PARTNER TESTIMONIALS

"Our business would not exist without the strategic guidance from Zoned Properties…"

–Valera K.
Chief Compliance Officer

"Zoned Properties has been an excellent partner in this project…"

–Ruth M.
Development Services Director

"The Town of Parachute is excited to see a Zoned Properties development come to town…"

–Stuart M.
Town Manager

ZONED SALE-LEASEBACK STRATEGY

ZONED PROPERTIES INC

Zoned Advisory Services & Real Estate Teams can generate new revenue while vetting future acquisition targets, feeding our pipeline for property acquisitions and revenue growth.

ZONED ADVISORY SERVICES DIVISION

1. Project Research Services

- Real Estate Services
- Sustainability Services

Real Estate Services → **Services Revenue**

ZONED ADVISORY SERVICES DIVISION

2. Project Advisory Services

- Real Estate Services
- Sustainability Services

Sustainability Services → **Services Revenue**

ZONED CANNABIS REAL ESTATE TEAM

3. Cannabis Real Estate Team

- Commercial Transactions
- Buyer/Seller Introductions

REALTOR® Transactions → **Commission Revenue**

ZONED PROPERTIES INC

4. Property Sale-Leasebacks

- With Engaged Advisory Clients
- For Successful Operators

Sale Leaseback Acquisitions → **Active Asset Growth**

ZONED PROPERTIES INC

5. Property Portfolio Growth

- Balance Sheet Asset Ownership
- Triple-Net (NNN) Leasing Revenue

Triple-Net NNN Lease Revenue → **Passive Revenue Growth**

Client Services Revenue to Support Company Expenses & Growth

Portfolio Revenue to Support Shareholder Value

SUMMARY PROPERTY PORTFOLIO

ZONED® PROPERTIES INC



Chino Valley, Arizona

Ownership of 47 acres with Medical Marijuana Cultivation Facilities granted a multi-year Development Deal



Kingman, Arizona

Leased to a licensed medical marijuana operator over a 20-year term with a triple-net (NNN) leasing structure


Hana

Green Valley, Arizona

Leased to a licensed medical marijuana operator over a 20-year term with a triple-net (NNN) leasing structure



Tempe, Arizona

Ownership of 3.5 acres with Medical Marijuana Cultivation Facilities developed as a Medical Marijuana Business Park



Parachute, Colorado

Medical Marijuana Business Park granted a multi-year Vested Property Rights Agreement for development



Gilbert, Arizona

Undeveloped Land that has been leased to an executive towing company; potential future Dispensary Site

SUMMARY PROPERTY PORTFOLIO

ZONED PROPERTIES INC

(As of March 31, 2019)

5 Properties in the State of Arizona generating Triple-Net NNN Lease Revenue

Total Property Portfolio Owned[1]



Chino Valley
2,072,149
2,337,346
Square Feet
Green Valley
57,769
Gilbert
34,717
Kingman
13,939
Tempe
158,772

Total Property Portfolio Revenue[2]



Chino Valley
$480,000
$1,021,800
Annual Revenue
Green Valley
$42,000
Gilbert
$32,400
Kingman
$48,000
Tempe
$419,400

[1] Square footage of Chino Valley Cultivation Facility is not to scale on chart
[2] Property Portfolio Revenue generated from 102,937 Square Feet of Developed and Leased Building Space

Developed / Leased: **102,937 Square Feet of Building Space Generating $1,021,800 Revenue**

Undeveloped / Future: **2,234,409 Square Feet of Land to be Developed**

SUMMARY CAPITAL STRUCTURE

(As of December 31, 2018)
*$ in millions

Book Value (BV) of Total Capital


75%
Book Value of Equity
$7.9M[1]
Total Capital
25%
Total Debt

Market Value (MV) of Total Capital


67%
Market Value of Equity
$6.2M[2]
Total Capital
33%
Total Debt

[1] $2.02M of Debt + $5.92M of Stockholders' Equity = $7.94M BV of Total Capital
[2] $2.02M of Debt + $4.19M of MV Equity ($0.24/share at 12/31/2018 * 17.4 diluted shares outstanding) = $6.21M MV of Total Capital

SUMMARY STATEMENTS OF OPERATIONS

ZONED PROPERTIES INC

	Year-Ended	Year Ended			
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Total revenues (including related party revenues)	$1,236,930	$2,113,864	$1,853,708	$1,419,928	$467,914
Operating expenses	$3,198,413	$1,416,698	$2,125,949	$2,566,494	$5,947,862
Interest expenses	-	$42,983	$192,492	$193,448	$143,789
Interest expenses – related parties	$121,200	$129,288	$35,000	$35,000	$157,649
Net income / (loss) excluding one-time gain on sale of property in Tempe, AZ	($2,027,278)	$546,149	($501,576)	($1,372,030)	($5,740,366)
One-time gain on sale of property in Tempe, AZ	-	$831,753	-	-	-
Net income / (loss)	($2,027,278)[1]	$1,377,902[2]	($501,576)	($1,372,030)	($5,740,366)

[1] Reflects Company's shift to new business model effective May 1, 2018 including $1.9 million one-time, non-cash write-off of deferred rent receivable
[2] Includes one-time gain of $831,753 from the sale of property for year ended 12/31/2017

SUMMARY BALANCE SHEETS

ZONED PROPERTIES INC

Summary Balance Sheets as of December 31, 2018



Total Assets
$8,231,216
Total Liabilities
$2,308,003
Total Shareholders' Equity
$5,923,213

	As of	
	12/31/2018	12/31/2017
Cash	$354,867	$824,240
Rental Properties, net	$7,730,087	$7,170,322
Total Debt	$2,020,000	$2,020,000
Total Liabilities	$2,308,003	$2,217,378
Total Shareholders' Equity	$5,923,213	$7,834,843

INDUSTRY LEADERSHIP

ZONED PROPERTIES INC



Executive

Councils & Memberships



BUSINESS LEADERSHIP

ZONED® PROPERTIES INC

Board of Directors

Bryan McLaren Chairman	**Alex McLaren** Director	**Art Friedman** Independent Director	**David Honaman** Independent Director	**Derek Overstreet** Independent Director

Management

Bryan McLaren; MBA
Chief Executive Officer

John Kester III; PHD
Division Manager

ZONED PROPERTIES®, INC.

ZONED PROPERTIES INC

MULTI-STATE EXPERIENCE & PROVEN SUCCESS

CASH FLOW POSITIVE & PROFITABLE

2 MILLION SQ. FT. OF PROPERTY OWNERSHIP
(No Toxic Debt)

OVER 5-YEARS AS PUBLIC COMPANY IN REGULATED CANNABIS

EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB

TRIPLE-NET (NNN) PASSIVE REVENUE STREAM

TIGHT CAPITAL STRUCTURE 11,901,548 COMMON SHARES
(As of March 31, 2019)

COMMUNITY FOCUSED REGULATED CANNABIS CO.

FOR MORE INFORMATION

COMPANY CONTACT

Bryan McLaren, Chairman & CEO

Zoned Properties, Inc. Scottsdale, AZ

www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com